                                                                   EXHIBIT 99.2

                [PLATINUM (TM) UNDERWRITERS HOLDINGS, LTD. LOGO]

                              Financial Supplement

                              Financial Information
                            as of September 30, 2004

                                   (UNAUDITED)

 To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company's Annual Report on Form 10-K and Quarterly Report on
                                   Form 10-Q.

      Our Investors Relations Department can be reached at (441) 298-0753.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
OVERVIEW
SEPTEMBER 30, 2004

ADDRESS:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

INVESTOR INFORMATION:

Justin Cressall
Senior Vice President and Treasurer
Tel: (441) 298-0753
Fax: (441) 296-0528

WEBSITE:

www.platinumre.com

PUBLICLY TRADED SECURITIES:

Common Shares (NYSE:  PTP)
Equity Security Units (NYSE: PTP PR M)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
TABLE OF CONTENTS
SEPTEMBER 30, 2004

 SECTION:                                                                            PAGE:
 Balance Sheet:
      a. Condensed Consolidated Balance Sheets                                         3
 Income Statement:
      a. Consolidated Statements of Income and Comprehensive Income - Summary          4
      b. Consolidated Statements of Income and Comprehensive Income - by Quarter       5
 Earnings and Book Value Per Share Analysis
      a. Computation of Basic and Diluted Earnings Per Share - Summary                 6
      b. Computation of Basic and Diluted Earnings Per Share - by Quarter              7
      c. Fully Converted Book Value Per Share                                          8
 Cash Flow Statement:
      a. Condensed Statements of Cash Flows - Summary                                  9
      b. Condensed Statements of Cash Flows - by Quarter                              10
 Segment Data:
      a. Segment Reporting - Three Month Summary                                      11
      b. Segment Reporting - Nine Month Summary                                       12
      c. Property and Marine Segment - by Quarter                                     13
      d. Casualty Segment - by Quarter                                                14
      e. Finite Risk Segment - by Quarter                                             15
 Net Premiums Written Data:
      a. Net Premiums Written - Supplemental Information                              16
      b. Premiums by Line of Business - Three Month Summary                           17
      c. Premiums by Line of Business - Nine Month Summary                            18
 Other Company Data:
      a. Company Ratios, Share Data, Ratings                                          19
 Investments:
      a. Investment Portfolio                                                         20
      b. Investment Portfolio - Net Realized Capital Gains (Losses)                   21
 Loss Reserves:
      a. Loss Analysis                                                                22

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2004
($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                September 30,        June 30,         March 31,       December 31,   September 30,
                                                    2004              2004              2004              2003           2003
                                                -------------      -----------       -----------      ------------   -------------
ASSETS
Investments and cash and cash equivalents        $2,374,310         2,154,389         2,027,093         1,790,509     $1,756,685
Receivables                                         638,463           549,732           643,970           487,441        478,303
Accrued investment income                            26,613            20,707            22,805            17,492         21,360
Reinsurance balances (prepaid and recoverable)        5,176            10,739            17,430            11,231         10,064
Deferred acquisition costs                          142,000           122,146           115,924            79,307         89,062
Other assets                                        107,751           100,317            80,522            95,881         80,158
                                                 ----------         ---------         ---------         ---------     ----------
            Total assets                         $3,294,313         2,958,030         2,907,744         2,481,861     $2,435,632
                                                 ==========         =========         =========         =========     ==========

LIABILITIES
Unpaid losses and loss adjustment expenses       $1,222,364           896,449           835,734           736,934     $  660,790
Unearned premiums                                   537,251           483,773           471,359           305,985        358,995
Debt obligations                                    137,500           137,500           137,500           137,500        137,500
Commissions payable                                 220,902           207,306           228,964           176,310        155,724
Other liabilities                                    87,767            95,310            91,170            57,929         95,617
                                                 ----------         ---------         ---------         ---------     ----------
             Total liabilities                    2,205,784         1,820,338         1,764,727         1,414,658      1,408,626

TOTAL SHAREHOLDERS' EQUITY                        1,088,529         1,137,692         1,143,017         1,067,203      1,027,006

                                                 ----------         ---------         ---------         ---------     ----------
             Total liabilities and
               shareholders' equity              $3,294,313         2,958,030         2,907,744         2,481,861     $2,435,632
                                                 ==========         =========         =========         =========     ==========

                                                 ----------         ---------         ---------         ---------     ----------
BOOK VALUE PER SHARE                             $    25.30             26.29             26.42             24.79     $    23.87
                                                 ==========         =========         =========         =========     ==========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - SUMMARY (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      Three Months Ended                    Nine Months Ended
                                                               ---------------------------------     -------------------------------
                                                               September 30,       September 30,     September 30,     September 30,
                                                                   2004                2003              2004              2003
                                                               ------------        -------------     -------------     -------------
REVENUES
   Net premiums earned                                         $   383,090          $   272,265       $ 1,014,999       $   789,711
   Net investment income                                            21,429               14,780            58,290            42,414
   Net realized capital gains                                        2,262                1,508             1,435             2,771
   Other income                                                      1,021                  544             2,137             4,444
                                                               -----------          -----------       -----------       -----------
        Total revenues                                             407,802              289,097         1,076,861           839,340
                                                               -----------          -----------       -----------       -----------

EXPENSES
   Losses and loss adjustment expenses                             384,724              157,208           736,159           452,813
   Acquisition expenses                                             81,271               60,408           232,886           172,503
   Other underwriting expenses                                      12,234               15,093            43,084            51,953
   Corporate expenses                                                3,166                3,406            10,352            19,710
   Net foreign currency exchange losses (gains)                       (628)              (1,356)             (326)            3,456
   Interest expense                                                  2,322                2,444             6,952             7,150
                                                               -----------          -----------       -----------       -----------
        Total expenses                                             483,089              237,203         1,029,107           707,585
                                                               -----------          -----------       -----------       -----------
        Income (loss) before income tax expense (benefit)          (75,287)              51,894            47,754           131,755

Income tax expense (benefit)                                        (5,535)              14,077            12,893            36,747
                                                               -----------          -----------       -----------       -----------
        NET INCOME (LOSS)                                      $   (69,752)         $    37,817       $    34,861       $    95,008
                                                               ===========          ===========       ===========       ===========

BASIC
   Weighted average shares outstanding                              43,127               43,022            43,186            43,012
   Basic earnings per share                                    $     (1.62)         $      0.88       $      0.81       $      2.21

DILUTED
   Weighted average shares outstanding                              43,127               48,876            50,422            48,904
   Diluted earnings per share                                  $     (1.62)         $      0.81       $      0.78       $      2.04

COMPREHENSIVE INCOME (LOSS)
   Net income (loss)                                           $   (69,752)         $    37,817       $    34,861       $    95,008
   Other comprehensive income (loss), net of tax                    31,007              (11,984)           (2,328)           16,008
                                                               -----------          -----------       -----------       -----------
   Comprehensive income (loss)                                 $   (38,745)         $    25,833       $    32,533       $   111,016
                                                               ===========          ===========       ===========       ===========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - BY QUARTER (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                      Three Months Ended
                                                            ------------------------------------------------------------------------
                                                            September 30,    June 30,      March 31,    December 31,   September 30,
                                                                2004           2004          2004           2003           2003
                                                            -------------   ---------     ---------     ------------   -------------
REVENUES
   Net premiums earned                                        $ 383,090       310,867       321,042         277,817      $ 272,265
   Net investment income                                         21,429        19,377        17,484          15,231         14,780
   Net realized capital gains (losses)                            2,262        (1,279)          452              10          1,508
   Other income                                                   1,021           605           511          (1,100)           544
                                                              ---------     ---------     ---------       ---------      ---------
        Total revenues                                          407,802       329,570       339,489         291,958        289,097
                                                              ---------     ---------     ---------       ---------      ---------

EXPENSES
   Losses and loss adjustment expenses                          384,724       189,466       161,969         131,359        157,208
   Acquisition expenses                                          81,271        62,694        88,921          78,723         60,408
   Other underwriting expenses                                   12,234        15,045        15,804          17,575         15,093
   Corporate expenses                                             3,166         4,217         2,970           3,357          3,406
   Net foreign currency exchange losses (gains)                    (628)        1,168          (866)         (3,341)        (1,356)
   Interest expense                                               2,322         2,324         2,306           2,342          2,444
                                                              ---------     ---------     ---------       ---------      ---------
        Total expenses                                          483,089       274,914       271,104         230,015        237,203
                                                              ---------     ---------     ---------       ---------      ---------
        Income (loss) before income tax expense (benefit)       (75,287)       54,656        68,385          61,943         51,894

Income tax expense (benefit)                                     (5,535)        4,857        13,571          12,128         14,077
                                                              ---------     ---------     ---------       ---------      ---------
        NET INCOME (LOSS)                                     $ (69,752)       49,799        54,814          49,815      $  37,817
                                                              =========     =========     =========       =========      =========

BASIC
   Weighted average shares outstanding                           43,127        43,290        43,143          43,043         43,022
   Basic earnings per share                                   $   (1.62)         1.15          1.27            1.16      $    0.88

DILUTED
   Weighted average shares outstanding                           43,127        50,788        50,984          49,868         48,876
   Diluted earnings per share                                 $   (1.62)         1.01          1.10            1.03      $    0.81

COMPREHENSIVE INCOME (LOSS)
   Net income (loss)                                          $ (69,752)       49,799        54,814          49,815      $  37,817
   Other comprehensive income (loss), net of tax                 31,007       (52,479)       19,144          (7,815)       (11,984)
                                                              ---------     ---------     ---------       ---------      ---------
   Comprehensive income (loss)                                $ (38,745)       (2,680)       73,958          42,000      $  25,833
                                                              =========     =========     =========       =========      =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - SUMMARY
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          Three Months Ended               Nine Months Ended
                                                                   -------------------------------   -------------------------------
                                                                   September 30,     September 30,   September 30,     September 30,
                                                                       2004              2003            2004              2003
                                                                   -------------     -------------   -------------     -------------
EARNINGS:
   BASIC:
   Net income (loss)                                                $(69,752)          $ 37,817        $ 34,861          $ 95,008
                                                                    --------           --------        --------          --------
   Net income (loss) available to common shareholders                (69,752)            37,817          34,861            95,008
                                                                    ========           ========        ========          ========
   DILUTED:
   Net income (loss)                                                 (69,752)            37,817          34,861            95,008
   Effect of dilutive securities:
      Equity security units                                                -              1,628           4,577             4,743
                                                                    --------           --------        --------          --------
        Net income (loss) available to common shareholders          $(69,752)          $ 39,445        $ 39,438          $ 99,751
                                                                    ========           ========        ========          ========

COMMON SHARES:
   BASIC:
   Weighted average shares outstanding                                43,127             43,022          43,186            43,012
                                                                    ========           ========        ========          ========

   DILUTED:
   Weighted average shares outstanding                                43,127             43,022          43,186            43,012
   Effect of dilutive securities:
      Share options                                                        -                767           2,227               572
      Equity security units                                                -              5,087           5,009             5,320
                                                                    --------           --------        --------          --------
        Weighted average, as adjusted                                 43,127             48,876          50,422            48,904
                                                                    ========           ========        ========          ========

EARNINGS PER SHARE:
   Basic                                                            $  (1.62)          $   0.88        $   0.81          $   2.21
                                                                    ========           ========        ========          ========
   Diluted                                                          $  (1.62)          $   0.81        $   0.78          $   2.04
                                                                    ========           ========        ========          ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE - BY QUARTER
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                       Three Months Ended
                                                              ---------------------------------------------------------------------
                                                              September 30,     June 30,   March 31,    December 31,  September 30,
                                                                  2004            2004       2004          2003           2003
                                                              -------------    ---------   ---------    ------------  -------------
EARNINGS:
   BASIC:
   Net income (loss)                                            $(69,752)        49,799      54,814         49,815       $ 37,817
                                                                --------       --------    --------       --------       --------
   Net income (loss) available to common shareholders            (69,752)        49,799      54,814         49,815         37,817
                                                                ========       ========    ========       ========       ========

   DILUTED:
   Net income (loss)                                             (69,752)        49,799      54,814         49,815         37,817
   Effect of dilutive securities:
      Equity security units                                            -          1,530       1,522          1,547          1,628
                                                                --------       --------    --------       --------       --------
        Net income (loss) available to common shareholders      $(69,752)        51,329      56,336         51,362       $ 39,445
                                                                ========       ========    ========       ========       ========

COMMON SHARES:
   BASIC:
   Weighted average shares outstanding                            43,127         43,290      43,143         43,043         43,022
                                                                ========       ========    ========       ========       ========

   DILUTED:
   Weighted average shares outstanding                            43,127         43,290      43,143         43,043         43,022
   Effect of dilutive securities:
      Share options                                                    -          2,416       2,759          1,816            767
      Equity security units                                            -          5,009       5,009          5,009          5,087
      Restricted stock units                                           -             73          73              -              -
                                                                --------       --------    --------       --------       --------
        Weighted average, as adjusted                             43,127         50,788      50,984         49,868         48,876
                                                                ========       ========    ========       ========       ========

EARNINGS PER SHARE:
   Basic                                                        $  (1.62)          1.15        1.27           1.16       $   0.88
                                                                ========       ========    ========       ========       ========
   Diluted                                                      $  (1.62)          1.01        1.10           1.03       $   0.81
                                                                ========       ========    ========       ========       ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
FULLY CONVERTED BOOK VALUE PER SHARE

                                                                     Conversion
                                                                      Multiple      Conversion
                                                                       Strike         Amount          Shares         Book Value
                                                                       Price          ($000)          (000)          Per Share
                                                                     ----------     ----------      ----------       ---------
Book value as of September 30, 2004                                                 $1,088,529          43,018       $   25.30
                                                                                    ----------      ----------       ---------

Equity Security Units:
   Ratio of conversion to common shares when common
    share market value is greater than $27.45 per share               0.9107           137,500           5,009            0.18

Share options:
   Shareholder share options:
     St. Paul Travelers                                                27.00           162,000           6,000            0.17
     RenaissanceRe                                                     27.00            67,500           2,500            0.07

   Management options (a)                                              22.96(b)         98,208           4,278           (0.16)

Directors share units                                                                        -              19           (0.01)
                                                                                    ----------      ----------       ---------
Fully converted book value as of September 30, 2004                                 $1,553,737          60,824       $   25.54
                                                                                    ==========      ==========       =========

(a)   Excludes 220,00 options with a weighted average strike price of $31.60

(b) Weighted average strike price of options with a price below $29.28, the closing share price at September 30, 2004.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - SUMMARY
($ IN THOUSANDS)

                                                                  Three Months Ended                 Nine Months Ended
                                                           -------------------------------    -------------------------------
                                                           September 30,     September 30,    September 30,     September 30,
                                                               2004              2003             2004              2003
                                                           -------------     -------------    -------------     -------------
NET CASH PROVIDED BY OPERATIONS                             $ 186,228         $ 145,217         $ 623,170         $ 407,111

NET CASH USED IN INVESTING ACTIVITIES                        (123,475)         (123,474)         (491,775)         (535,341)

NET CASH USED IN FINANCING ACTIVITIES                         (12,633)           (2,923)          (14,509)           (9,803)

                                                            ---------         ---------         ---------         ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS        $  50,120         $  18,820         $ 116,886         $(138,033)
                                                            =========         =========         =========         =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CONDENSED STATEMENTS OF CASH FLOWS - BY QUARTER
($ IN THOUSANDS)

                                                                                 Three Months Ended
                                                        ---------------------------------------------------------------------------
                                                        September 30,    June 30,       March 31,     December 31,    September 30,
                                                            2004           2004           2004           2003             2003
                                                        -------------   ----------     ----------     ------------    -------------
NET CASH PROVIDED BY (USED IN) OPERATIONS                $ 186,228        216,227        220,715        (23,804)       $ 145,217

NET CASH USED IN INVESTING ACTIVITIES                     (123,475)      (240,295)      (128,005)       (11,422)        (123,474)

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES        (12,633)        (3,228)         1,352         (2,766)          (2,923)

                                                         ---------      ---------      ---------      ---------        ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS     $  50,120        (27,296)        94,062        (37,992)       $  18,820
                                                         =========      =========      =========      =========        =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING - THREE MONTH SUMMARY
($ IN THOUSANDS)

                                                                Three Months Ended September 30, 2004
                                                        -----------------------------------------------------
                                                        Property and
                                                           Marine       Casualty     Finite Risk     Total
                                                        ------------   ----------    -----------   ----------
Net premiums written                                     $  120,629       171,967       147,899    $  440,495

Net premiums earned                                         135,430       156,512        91,148       383,090
                                                         ----------    ----------    ----------    ----------
Losses and loss adjustment expenses                         195,495       105,559        83,670       384,724
Acquisition expenses                                         20,834        38,935        21,502        81,271
Other underwriting expenses                                   5,956         5,617           661        12,234
                                                         ----------    ----------    ----------    ----------
     Total underwriting expenses                            222,285       150,111       105,833       478,229
                                                         ----------    ----------    ----------    ----------
     Segment underwriting income (loss)                  $  (86,855)        6,401       (14,685)      (95,139)
                                                         ----------    ----------     ----------
Net investment income                                                                                  21,429
Net realized capital gains                                                                              2,262
Net foreign currency exchange gains (losses)                                                              628
Other income                                                                                            1,021
Corporate expenses                                                                                     (3,166)
Interest expense                                                                                       (2,322)
                                                                                                   ----------
     Income (loss) before income tax expense (benefit)                                             $  (75,287)
                                                                                                   ==========

GAAP underwriting ratios:
   Loss and loss adjustment expense                           144.4%         67.4%         91.8%        100.4%
   Acquisition expense                                         15.4%         24.9%         23.6%         21.2%
   Other underwriting expense                                   4.4%          3.6%          0.7%          3.2%
                                                         ----------    ----------    ----------    ----------
     Combined                                                 164.2%         95.9%        116.1%        124.8%
                                                         ----------    ----------    ----------    ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                           144.4%         67.4%         91.8%        100.4%
   Acquisition expense                                         15.0%         24.7%         27.3%         22.9%
   Other underwriting expense                                   4.9%          3.3%          0.4%          2.8%
                                                         ----------    ----------    ----------    ----------
     Combined                                                 164.3%         95.4%        119.5%        126.1%
                                                         ----------    ----------    ----------    ----------

                                                              Three Months Ended September 30, 2003
                                                        -------------------------------------------------
                                                        Property and
                                                           Marine      Casualty    Finite Risk     Total
                                                        ------------  ----------   -----------  ----------
Net premiums written                                     $   77,114      134,991      69,211$      281,316

Net premiums earned                                          81,113      106,298       84,854      272,265
                                                         ----------   ----------   ----------   ----------
Losses and loss adjustment expenses                          41,237       71,052       44,919      157,208
Acquisition expenses                                          9,930       29,465       21,013       60,408
Other underwriting expenses                                   7,412        5,065        2,616       15,093
                                                         ----------   ----------   ----------   ----------
     Total underwriting expenses                             58,579      105,582       68,548      232,709
                                                         ----------   ----------   ----------   ----------
     Segment underwriting income (loss)                  $   22,534          716       16,306       39,556
                                                         ----------   ----------   ----------
Net investment income                                                                               14,780
Net realized capital gains                                                                           1,508
Net foreign currency exchange gains (losses)                                                         1,356
Other income                                                                                           544
Corporate expenses                                                                                  (3,406)
Interest expense                                                                                    (2,444)
                                                                                                ----------
     Income (loss) before income tax expense (benefit)                                          $   51,894
                                                                                                ==========

GAAP underwriting ratios:
   Loss and loss adjustment expense                            50.8%        66.8%        52.9%        57.7%
   Acquisition expense                                         12.2%        27.7%        24.8%        22.2%
   Other underwriting expense                                   9.1%         4.8%         3.1%         5.5%
                                                         ----------   ----------   ----------   ----------
     Combined                                                  72.1%        99.3%        80.8%        85.4%
                                                         ----------   ----------   ----------   ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                            50.8%        66.8%        52.9%        57.7%
   Acquisition expense                                         11.2%        28.0%        29.8%        23.9%
   Other underwriting expense                                   9.6%         3.8%         3.8%         5.4%
                                                         ----------   ----------   ----------   ----------
     Combined                                                  71.6%        98.6%        86.5%        87.0%
                                                         ----------   ----------   ----------   ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
SEGMENT REPORTING - NINE MONTH SUMMARY
($ IN THOUSANDS)

                                                                   Nine Months Ended September 30, 2004
                                                         -------------------------------------------------------
                                                         Property and
                                                           Marine       Casualty      Finite Risk       Total
                                                         ------------  -----------    -----------    -----------
Net premiums written                                     $   393,764       508,693        348,671    $ 1,251,128

Net premiums earned                                          353,423       424,964        236,612      1,014,999
                                                         -----------   -----------    -----------    -----------
Losses and loss adjustment expenses                          285,047       293,734        157,378        736,159
Acquisition expenses                                          57,491       105,765         69,630        232,886
Other underwriting expenses                                   21,280        15,979          5,825         43,084
                                                         -----------   -----------    -----------    -----------
     Total underwriting expenses                             363,818       415,478        232,833      1,012,129
                                                         -----------   -----------    -----------    -----------
     Segment underwriting income (loss)                  $   (10,395)        9,486          3,779          2,870
                                                         -----------   -----------    -----------

Net investment income                                                                                     58,290
Net realized capital gains                                                                                 1,435
Net foreign currency exchange gains (losses)                                                                 326
Other income                                                                                               2,137
Corporate expenses                                                                                       (10,352)
Interest expense                                                                                          (6,952)
                                                                                                     -----------
     Income (loss) before income tax expense (benefit)                                               $    47,754
                                                                                                     ===========

GAAP underwriting ratios:
   Loss and loss adjustment expense                             80.7%         69.1%          66.5%          72.5%
   Acquisition expense                                          16.3%         24.9%          29.4%          22.9%
   Other underwriting expense                                    6.0%          3.8%           2.5%           4.2%
                                                         -----------   -----------    -----------    -----------
     Combined                                                  103.0%         97.8%          98.4%          99.6%
                                                         -----------   -----------    -----------    -----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                             80.7%         69.1%          66.5%          72.5%
   Acquisition expense                                          16.3%         24.7%          30.3%          23.6%
   Other underwriting expense                                    5.4%          3.1%           1.7%           3.4%
                                                         -----------   -----------    -----------    -----------
     Combined                                                  102.4%         96.9%          98.5%          99.5%
                                                         -----------   -----------    -----------    -----------

                                                                  Nine Months Ended September 30, 2003
                                                         ------------------------------------------------------
                                                         Property and
                                                            Marine       Casualty     Finite Risk      Total
                                                         ------------   -----------   -----------   -----------
Net premiums written                                     $   278,369        381,005       289,277   $   948,651

Net premiums earned                                          265,052        289,975       234,684       789,711
                                                         -----------    -----------   -----------   -----------
Losses and loss adjustment expenses                          135,292        199,489       118,032       452,813
Acquisition expenses                                          38,734         74,943        58,826       172,503
Other underwriting expenses                                   28,243         14,225         9,485        51,953
                                                         -----------    -----------   -----------   -----------
     Total underwriting expenses                             202,269        288,657       186,343       677,269
                                                         -----------    -----------   -----------   -----------
     Segment underwriting income (loss)                  $    62,783          1,318        48,341       112,442
                                                         -----------    -----------   -----------

Net investment income                                                                                    42,414
Net realized capital gains                                                                                2,771
Net foreign currency exchange gains (losses)                                                             (3,456)
Other income                                                                                              4,444
Corporate expenses                                                                                      (19,710)
Interest expense                                                                                         (7,150)
                                                                                                    -----------
     Income (loss) before income tax expense (benefit)                                              $   131,755
                                                                                                    ===========

GAAP underwriting ratios:
   Loss and loss adjustment expense                             51.0%          68.8%         50.3%         57.3%
   Acquisition expense                                          14.6%          25.8%         25.1%         21.8%
   Other underwriting expense                                   10.7%           4.9%          4.0%          6.6%
                                                         -----------    -----------   -----------   -----------
     Combined                                                   76.3%          99.5%         79.4%         85.7%
                                                         -----------    -----------   -----------   -----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                             51.0%          68.8%         50.3%         57.3%
   Acquisition expense                                          14.2%          26.6%         24.6%         22.3%
   Other underwriting expense                                   10.1%           3.7%          3.3%          5.5%
                                                         -----------    -----------   -----------   -----------
     Combined                                                   75.3%          99.1%         78.2%         85.1%
                                                         -----------    -----------   -----------   -----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PROPERTY AND MARINE SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                            Three Months Ended
                                             -----------------------------------------------------------------------------------
                                             September 30,       June 30,        March 31,      December 31,       September 30,
                                                 2004             2004             2004            2003                2003
                                             -------------     -----------      ----------      ------------       -------------
Net premiums written                          $  120,629          101,841          171,294           74,540          $   77,114

Net premiums earned                              135,430           99,928          118,065           90,505              81,113
                                              ----------       ----------       ----------       ----------          ----------
Losses and loss adjustment expenses              195,495           40,974           48,578           34,653              41,237
Acquisition expenses                              20,834           14,905           21,752           13,420               9,930
Other underwriting expenses                        5,956            7,174            8,150            7,355               7,412
                                              ----------       ----------       ----------       ----------          ----------
     Total underwriting expenses                 222,285           63,053           78,480           55,428              58,579

                                              ----------       ----------       ----------       ----------          ----------
     Segment underwriting income (loss)       $  (86,855)          36,875           39,585           35,077          $   22,534
                                              ----------       ----------       ----------       ----------          ----------

GAAP underwriting ratios:
   Loss and loss adjustment expense                144.4%            41.0%            41.1%            38.3%               50.8%
   Acquisition expense                              15.4%            14.9%            18.4%            14.8%               12.2%
   Other underwriting expense                        4.4%             7.2%             6.9%             8.1%                9.1%
                                              ----------       ----------       ----------       ----------          ----------
     Combined                                      164.2%            63.1%            66.4%            61.2%               72.1%
                                              ----------       ----------       ----------       ----------          ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                144.4%            41.0%            41.1%            38.3%               50.8%
   Acquisition expense                              15.0%            16.2%            17.4%            15.1%               11.2%
   Other underwriting expense                        4.9%             7.0%             4.8%             9.9%                9.6%
                                              ----------       ----------       ----------       ----------          ----------
     Combined                                      164.3%            64.2%            63.3%            63.3%               71.6%
                                              ----------       ----------       ----------       ----------          ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CASUALTY SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                              Three Months Ended
                                           -----------------------------------------------------------------------------------------
                                           September 30,         June 30,           March 31,         December 31,     September 30,
                                               2004                2004               2004               2003              2003
                                           -------------        ----------         ----------         ------------     -------------
Net premiums written                        $  171,967             112,761            223,965             92,995        $  134,991

Net premiums earned                            156,512             132,230            136,222            101,195           106,298
                                            ----------          ----------         ----------         ----------        ----------
Losses and loss adjustment expenses            105,559              93,391             94,784             67,347            71,052
Acquisition expenses                            38,935              31,994             34,836             26,062            29,465
Other underwriting expenses                      5,617               5,305              5,057              6,835             5,065
                                            ----------          ----------         ----------         ----------        ----------
     Total underwriting expenses               150,111             130,690            134,677            100,244           105,582

                                            ----------          ----------         ----------         ----------        ----------
     Segment underwriting income            $    6,401               1,540              1,545                951        $      716
                                            ----------          ----------         ----------         ----------        ----------

GAAP underwriting ratios:
   Loss and loss adjustment expense               67.4%               70.6%              69.6%              66.6%             66.8%
   Acquisition expense                            24.9%               24.2%              25.6%              25.8%             27.7%
   Other underwriting expense                      3.6%                4.0%               3.7%               6.7%              4.8%
                                            ----------          ----------         ----------         ----------        ----------
     Combined                                     95.9%               98.8%              98.9%              99.1%             99.3%
                                            ----------          ----------         ----------         ----------        ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense               67.4%               70.6%              69.6%              66.6%             66.8%
   Acquisition expense                            24.7%               23.0%              25.6%              26.1%             28.0%
   Other underwriting expense                      3.3%                4.7%               2.3%               7.3%              3.8%
                                            ----------          ----------         ----------         ----------        ----------
     Combined                                     95.4%               98.3%              97.5%             100.0%             98.6%
                                            ----------          ----------         ----------         ----------        ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
FINITE RISK SEGMENT - BY QUARTER
($ IN THOUSANDS)

                                                                               Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,        June 30,         March 31,      December 31,      September 30,
                                                   2004               2004             2004            2003               2003
                                               -------------       ----------       ----------      ------------      -------------
Net premiums written                            $  147,899            115,925           84,847          55,957        $   69,211

Net premiums earned                                 91,148             78,709           66,755          86,117            84,854
                                                ----------         ----------       ----------      ----------        ----------
Losses and loss adjustment expenses                 83,670             55,101           18,607          29,359            44,919
Acquisition expenses                                21,502             15,795           32,333          39,241            21,013
Other underwriting expenses                            661              2,567            2,597           3,385             2,616
                                                ----------         ----------       ----------      ----------        ----------
     Total underwriting expenses                   105,833             73,463           53,537          71,985            68,548

                                                ----------         ----------       ----------      ----------        ----------
     Segment underwriting income (loss)         $  (14,685)             5,246           13,218          14,132        $   16,306
                                                ----------         ----------       ----------      ----------        ----------

GAAP underwriting ratios:
   Loss and loss adjustment expense                   91.8%              70.0%            27.9%           34.1%             52.9%
   Acquisition expense                                23.6%              20.1%            48.4%           45.6%             24.8%
   Other underwriting expense                          0.7%               3.3%             3.9%            3.9%              3.1%
                                                ----------         ----------       ----------      ----------        ----------
     Combined                                        116.1%              93.4%            80.2%           83.6%             80.8%
                                                ----------         ----------       ----------      ----------        ----------

Statutory underwriting ratios:
   Loss and loss adjustment expense                   91.8%              70.0%            27.9%           34.1%             52.9%
   Acquisition expense                                27.3%              23.1%            45.3%           59.2%             29.8%
   Other underwriting expense                          0.4%               2.2%             3.1%            6.0%              3.8%
                                                ----------         ----------       ----------      ----------        ----------
     Combined                                        119.5%              95.3%            76.3%           99.3%             86.5%
                                                ----------         ----------       ----------      ----------        ----------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

(1)   Losses & loss adjustment expenses are divided by net premiums earned;

(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)   Other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
NET PREMIUMS WRITTEN - SUPPLEMENTAL INFORMATION
($ IN THOUSANDS)

                                                       Three Months Ended                     Nine Months Ended
                                                --------------------------------       -------------------------------
                                                September 30,      September 30,       September 30,     September 30,
                                                    2004               2003                2004              2003
                                                -------------      -------------       -------------     -------------
Property and Marine:
   Excess-of-loss                                 $   82,425         $   47,340          $  288,279        $  179,839
   Proportional                                       38,204             29,774             105,485            98,530
                                                  ----------         ----------          ----------        ----------
        Subtotal Property and Marine                 120,629             77,114             393,764           278,369
                                                  ----------         ----------          ----------        ----------
Casualty:
   Excess-of-loss                                    156,128            102,386             447,907           315,289
   Proportional                                       15,839             32,605              60,786            65,716
                                                  ----------         ----------          ----------        ----------
        Subtotal Casualty                            171,967            134,991             508,693           381,005
                                                  ----------         ----------          ----------        ----------
Finite Risk:
   Excess-of-loss                                     88,496             46,936             163,672           209,597
   Proportional                                       59,403             22,275             184,999            79,680
                                                  ----------         ----------          ----------        ----------
        Subtotal Finite Risk                         147,899             69,211             348,671           289,277
                                                  ----------         ----------          ----------        ----------
Total:
   Excess-of-loss                                    327,049            196,662             899,858           704,725
   Proportional                                      113,446             84,654             351,270           243,926
                                                  ----------         ----------          ----------        ----------
        TOTAL                                     $  440,495         $  281,316          $1,251,128        $  948,651
                                                  ==========         ==========          ==========        ==========

                                                      Three Months Ended                     Nine Months Ended
                                                --------------------------------       -------------------------------
                                                September 30,      September 30,       September 30,     September 30,
                                                    2004               2003                2004              2003
                                                -------------      -------------       -------------     -------------
Property and Marine:
   United States                                 $   97,794         $   50,419         $  240,998         $  153,812
   International                                     22,835             26,695            152,766            124,557
                                                 ----------         ----------         ----------         ----------
        Subtotal Property and Marine                120,629             77,114            393,764            278,369
                                                 ----------         ----------         ----------         ----------
Casualty:
   United States                                    161,477            120,680            443,912            344,695
   International                                     10,490             14,311             64,781             36,310
                                                 ----------         ----------         ----------         ----------
        Subtotal Casualty                           171,967            134,991            508,693            381,005
                                                 ----------         ----------         ----------         ----------
Finite Risk:
   United States                                    135,676             61,599            325,576            225,802
   International                                     12,223              7,612             23,095             63,475
                                                 ----------         ----------         ----------         ----------
        Subtotal Finite Risk                        147,899             69,211            348,671            289,277
                                                 ----------         ----------         ----------         ----------
Total:
   United States                                    394,947            232,698          1,010,486            724,309
   International                                     45,548             48,618            240,642            224,342
                                                 ----------         ----------         ----------         ----------
        TOTAL                                    $  440,495         $  281,316         $1,251,128         $  948,651
                                                 ==========         ==========         ==========         ==========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS - THREE MONTH SUMMARY
($ IN THOUSANDS)

                                              Three Months Ended September 30, 2004        Three Months Ended September 30, 2003
                                              --------------------------------------       --------------------------------------
                                                Gross          Net             Net          Gross           Net             Net
                                               Premiums      Premiums       Premiums       Premiums       Premiums       Premiums
                                               Written       Written         Earned         Written        Written        Earned
                                              --------       --------       --------       --------       --------       --------
Property and Marine:
   North American Property Proportional       $ 16,075         16,075       $ 15,396       $  6,898          6,898       $  8,892
   North American Property Catastrophe          22,707         22,313         20,459          9,081          5,661          4,932
   North American Property Risk                 25,004         24,155         25,968         17,320         17,320         16,545
   Other Property                               35,613         35,251         31,364         20,541         20,541         17,620
   Marine / Aviation Proportional                2,071          2,071          2,205          1,163          1,483          1,132
   Marine / Aviation Excess                      9,141          8,813         11,834         15,405         15,085         10,138
   International Property Proportional           2,220          2,220          4,847            858            858          2,846
   International Property Catastrophe            8,715          8,662         20,204          8,122          7,884         16,096
   International Property Risk                   1,069          1,069          3,153          1,384          1,384          2,912
                                              --------       --------       --------       --------       --------       --------
        Subtotal                               122,615        120,629        135,430         80,772         77,114         81,113
                                              --------       --------       --------       --------       --------       --------

Casualty:
   Clash                                         5,556          5,556          6,062          3,247          3,247          3,516
   1st $ GL                                      9,483          9,483          8,587          7,512          7,511          5,228
   1st $ Other                                     683            683            779            254            254            219
   Casualty Excess                             109,843        109,843        108,449         84,717         84,717         70,799
   Accident & Health                            29,535         29,535         12,753         24,951         24,951         17,108
   International Casualty                        8,756          8,756          5,380          5,616          5,616          4,513
   International Motor                             530            530          5,418          9,495          8,695          4,915
   Financial Lines                               7,581          7,581          9,084              -              -              -
                                              --------       --------       --------       --------       --------       --------
        Subtotal                               171,967        171,967        156,512        135,792        134,991        106,298
                                              --------       --------       --------       --------       --------       --------

Finite Risk:
   Finite Property                              17,524         17,524         12,870         17,266         17,266         22,447
   Finite Casualty                             106,371        106,371         54,033            145            145          6,365
   Finite Accident & Health                     24,004         24,004         24,245         51,800         51,800         56,042
                                              --------       --------       --------       --------       --------       --------
        Subtotal                               147,899        147,899         91,148         69,211         69,211         84,854

                                              --------       --------       --------       --------       --------       --------
        TOTAL                                 $442,481        440,495       $383,090       $285,775        281,316       $272,265
                                              ========       ========       ========       ========       ========       ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
PREMIUMS BY LINE OF BUSINESS - NINE MONTH SUMMARY
($ IN THOUSANDS)

                                                Nine Months Ended September 30, 2004         Nine Months Ended September 30, 2003
                                              ----------------------------------------     ----------------------------------------
                                                Gross           Net            Net           Gross           Net             Net
                                               Premiums      Premiums        Premiums       Premiums       Premiums       Premiums
                                               Written        Written         Earned         Written       Written         Earned
                                              ----------     ---------      ----------     ----------     ----------     ----------
Property and Marine:
   North American Property Proportional       $   45,158        45,158      $   42,294     $   28,803         28,803     $   30,345
   North American Property Catastrophe            50,691        46,008          44,523         31,052         23,634         24,088
   North American Property Risk                   69,964        69,115          62,574         45,772         45,772         45,319
   Other Property                                 81,079        80,717          77,983         55,604         55,604         53,295
   Marine / Aviation Proportional                  7,099         7,099           5,701          4,187          4,187          3,367
   Marine / Aviation Excess                       40,630        40,771          34,929         40,884         39,871         35,001
   International Property Proportional            15,916        15,916          13,419         10,074         10,074         10,523
   International Property Catastrophe             81,074        74,282          59,713         68,841         60,246         54,538
   International Property Risk                    14,698        14,698          12,287         10,177         10,178          8,576
                                              ----------     ---------      ----------     ----------     ----------     ----------
        Subtotal                                 406,309       393,764         353,423        295,394        278,369        265,052
                                              ----------     ---------      ----------     ----------     ----------     ----------

Casualty:
   Clash                                          18,535        18,535          19,711         14,990         14,990         15,221
   1st $ GL                                       20,150        20,150          20,139         18,490         18,489         11,893
   1st $ Other                                     2,081         2,081           1,776          1,350          1,350          1,268
   Casualty Excess                               309,999       309,999         276,967        256,019        256,019        197,004
   Accident & Health                              77,564        77,564          51,762         53,847         53,847         39,364
   International Casualty                         29,725        29,725          16,817         12,967         12,967          9,099
   International Motor                            17,635        16,806          17,388         24,617         23,343         16,126
   Financial Lines                                33,833        33,833          20,404              -              -              -
                                              ----------     ---------      ----------     ----------     ----------     ----------
        Subtotal                                 509,522       508,693         424,964        382,280        381,005        289,975
                                              ----------     ---------      ----------     ----------     ----------     ----------

Finite Risk:
   Finite Property                                43,898        43,898          50,378         83,251         83,251         58,633
   Finite Casualty                               218,311       218,311          91,789         20,726         20,726         20,384
   Finite Accident & Health                       86,462        86,462          94,445        185,300        185,300        155,667
                                              ----------     ---------      ----------     ----------     ----------     ----------
        Subtotal                                 348,671       348,671         236,612        289,277        289,277        234,684

                                              ----------     ---------      ----------     ----------     ----------     ----------
        TOTAL                                 $1,264,502     1,251,128      $1,014,999     $  966,951        948,651     $  789,711
                                              ==========     =========      ==========     ==========     ==========     ==========

PLATINUM UNDERWRITERS HOLDINGS, LTD.
COMPANY RATIOS, SHARE DATA, RATINGS

                                                                As of and for the Three Months Ended
                                       --------------------------------------------------------------------------------------
                                        September 30,       June 30,          March 31,       December 31,      September 30,
                                           2004              2004               2004              2003              2003
                                       --------------    --------------    --------------    --------------    --------------
GAAP Basis Ratios %:

   Combined                                     124.8%             85.9%             83.1%             81.9%             85.4%

   Debt to Total Capital                         11.2%             10.8%             10.7%             11.4%             11.8%

   Net Premiums Written (Annualized)
     to Shareholders' Equity                     1.62              1.16              1.68              0.84              1.10

Share Data:
   Book Value Per Share                $        25.30    $        26.29    $        26.42    $        24.79    $        23.87

   Common Shares Outstanding               43,017,657        43,278,525        43,268,025        43,054,125        43,024,000

   Market Price Per Share:*
     High                              $        30.90    $        33.50    $        34.02    $        32.05    $        28.55
     Low                                        27.70             30.20             29.86             26.80             25.66
     Close                             $        29.28    $        30.43    $        32.05    $        30.00    $        28.10

Industry Ratings:
   A.M. Best                                        A                 A                 A                 A                 A

Supplemental Data:
   Total Employees                                164               158               156               155               152

* Based on closing prices during the periods

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO
($ IN THOUSANDS)

                                                                               Weighted                            Weighted
                                                                               Average                              Average
                                                       September 30, 2004     Book Yield     December 31, 2003    Book Yield
                                                      --------------------   -----------    -------------------   ----------
Fixed Maturities:
   US Government and US Government agencies           $            110,822       4.9%       $             5,032       2.5%
   Tax exempt municipal bonds                                      216,205       3.0%                    92,044       3.0%
   Corporate bonds                                               1,087,358       4.2%                 1,103,100       3.9%
   Mortgage and asset-backed securities                            425,779       4.7%                   268,375       4.9%
   Foreign governments and foreign corporate bonds                 301,618       4.8%                   205,905       4.5%
                                                      --------------------                  -------------------
        Total Bonds                                              2,141,782       4.3%                 1,674,456       4.1%
   Redeemable Preferred Stock                                        3,553       6.0%                     3,682       6.0%
                                                      --------------------                  -------------------
        TOTAL FIXED MATURITIES                        $          2,145,335       4.3%       $         1,678,138       4.1%
                                                      ====================                  ===================

                                                           September 30, 2004               December 31, 2003
                                                      ----------------------------       --------------------------
                                                          Amount       % of Total           Amount      % of Total
                                                      -------------   ------------       ------------   -----------
Credit Quality of Investment Grades:*
   Aaa                                                $     759,352          35.4%       $    435,282         25.9%
   Aa                                                       423,452          19.7%            317,274         18.9%
   A                                                        863,031          40.3%            853,276         50.9%
   Baa                                                       99,500           4.6%             72,306          4.3%
                                                      -------------   -----------        ------------   -----------
      TOTAL                                           $   2,145,335         100.0%       $  1,678,138        100.0%
                                                      =============   ===========        ============   ===========

Credit Quality:
   Weighted average credit quality                          Aa3                               Aa3

* Rated using external rating agencies (Moody's).

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

PLATINUM UNDERWRITERS HOLDINGS, LTD.
INVESTMENT PORTFOLIO - NET REALIZED CAPITAL GAINS (LOSSES)
($ IN THOUSANDS)

                                                    Three Months Ended                       Nine Months Ended
                                        ---------------------------------------   ---------------------------------------
                                        September 30, 2004   September 30, 2003   September 30, 2004   September 30, 2003
                                        ------------------   ------------------   ------------------   ------------------
Net realized capital gains (losses):
   United States                             $   (50)             $   718               $  (579)             $   592
   United Kingdom                                113                   60                   124                  103
   Bermuda                                     2,199                  730                 1,890                2,076
                                             -------              -------               -------              -------
      TOTAL                                  $ 2,262              $ 1,508               $ 1,435              $ 2,771
                                             =======              =======               =======              =======

PLATINUM UNDERWRITERS HOLDINGS, LTD.
LOSS ANALYSIS
($ IN THOUSANDS)

                                                                 ANALYSIS OF LOSSES AND LOSS EXPENSES INCURRED:
                                            ----------------------------------------------------------------------------------------
                                                Nine Months Ended September 30, 2004         Twelve Months Ended December 31, 2003
                                            --------------------------------------------  ------------------------------------------
                                                                               Paid to                                     Paid to
                                              Gross       Ceded     Net       Incurred %    Gross     Ceded     Net       Incurred %
                                            ----------  --------  ----------  ----------  ----------  ------  ----------  ----------
Paid                                        $  247,777       558  $  247,219     33.6%    $  144,863     484  $  144,379     24.7%
Change in unpaid losses and loss expenses      486,673    (2,267)    488,940                 444,793   5,001     439,792
                                            ----------  --------  ----------              ----------  ------  ----------
     Losses and loss expenses incurred      $  734,450    (1,709) $  736,159              $  589,656   5,485  $  584,171
                                            ----------  --------  ----------              ----------  ------  ----------

                                                            ANALYSIS OF UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES:
                                           ----------------------------------------------------------------------------------------
                                                       September 30, 2004                               December 31, 2003
                                           ------------------------------------------      ----------------------------------------
                                             Gross*      Ceded       Net*         %          Gross      Ceded      Net          %
                                           ----------   -------   ----------    -----      ----------   -----   ----------    -----
Outstanding losses and loss expenses       $  152,796       648   $  152,148     12.5%     $   95,192   1,540   $   93,652     12.8%

Incurred but not reported                   1,069,568     2,101    1,067,467     87.5%        641,742   3,476      638,266     87.2%
                                           ----------   -------   ----------    -----      ----------   -----   ----------    -----
                                           $1,222,364     2,749   $1,219,615    100.0%     $  736,934   5,016   $  731,918    100.0%
                                           ----------   -------   ----------    -----      ----------   -----   ----------    -----

* Includes effects of foreign currency exchange rate movements of $1,243